                                                                    EXHIBIT 99.1

                                                                               AmeriCredit Corporation

                                                                           Composition of the Receivables
                                                                                       1999-A

                                                               New                       Used                 Total
                                                  -----------------------      ---------------------      ---------------
Aggregate Principal Balance                               $100,635,907.87            $408,539,419.48      $509,175,327.35

Number of Receivables in Pool                                       6,367                     32,347               38,714

Percent of Pool by Principal Balance                                19.76%                     80.24%

Average Principal Balance                                      $15,805.86                 $12,629.90           $13,152.23
     Range of Principal Balances                 ($1,239.84 to $29,967.69)    ($314.00 to $29,912.38)

Weighted Average APR                                                17.02%                     18.93%               18.55%
     Range of APRs                                        (9.50% to 26.00%)         (9.00% to  32.00%)

Weighted Average Remaining Term                                        59                         56                   57
     Range of Remaining Terms                            (10 to 72 months)           (4 to 72 months)

Weighted Average Original Term                                         60                         57                   58
     Range of Original Terms                             (24 to 72 months)          (12 to 72 months)

------------------
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.


                                         Distribution of the Receivables by APR
                                                  as of the Cutoff Date

                          Aggregate
                          Principal        Percent of                 Percent of
                         Balance as         Aggregate                 Number of
                         of Cutoff          Principal     Number of    Receiv-
   APR Range(1)             Date           Balance(2)    Receivables   ables(2)
-------------------      -----------       -----------   -----------  ----------
9.000% to 9.999%         $ 2,549,663          0.50%           150         0.39%
10.000% to 10.999%         1,753,551          0.34%           101         0.26%
11.000% to 11.999%         4,309,124          0.85%           246         0.64%
12.000% to 12.999%        20,223,812          3.97%         1,186         3.06%
13.000% to 13.999%        14,835,773          2.91%           874         2.26%
14.000% to 14.999%        15,806,643          3.10%           962         2.48%
15.000% to 15.999%        32,118,252          6.31%         2,026         5.23%
16.000% to 16.999%        29,648,178          5.82%         1,925         4.97%
17.000% to 17.999%        50,920,341         10.00%         3,511         9.07%
18.000% to 18.999%       108,155,262         21.24%         8,120        20.97%
19.000% to 19.999%        49,520,811          9.73%         3,705         9.57%
20.000% to 20.999%        58,127,415         11.42%         4,645        12.00%
21.000% to 21.999%        72,011,085         14.14%         6,431        16.61%
22.000% to 22.999%        22,564,068          4.43%         2,096         5.41%
23.000% to 23.999%        22,381,472          4.40%         2,289         5.91%
24.000% to 24.999%         3,046,858          0.60%           303         0.78%
25.000% to 25.999%           844,636          0.17%            97         0.25%
26.000% to 26.999%           143,755          0.03%            16         0.04%
27.000% to 27.999%           105,457          0.02%            14         0.04%
28.000% to 28.999%            22,762          0.00%             3         0.01%
29.000% to 29.999%            78,379          0.02%            12         0.03%
30.000% to 30.999%             5,950          0.00%             1         0.00%
31.000% to 31.999%                 0          0.00%             0         0.00%
32.000% to 32.999%             2,082          0.00%             1         0.00%
                       -------------        ------         ------       ------

TOTAL                  $ 509,175,327        100.00%        38,714       100.00%
                       =============        ======         ======       ======

------------------
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)    Percentages may not add to 100% because of rounding.

                            AmeriCredit Corporation

       Distribution of the Receivables by Geographic Location of Obligor
                                     1999-A

                     Aggregate Principal
                    Balance as of Cutoff   Percent of Aggregate   Number of    Percent of Number of
       State               Date           Principal Balance (1)  Receivables      Receivables (1)
------------------  --------------------  ---------------------  -----------   --------------------
California              $64,304,110              12.63%             4,582              11.84%
Texas                    47,249,952               9.28%             3,491               9.02%
Florida                  38,341,820               7.53%             2,922               7.55%
Ohio                     27,430,864               5.39%             2,240               5.79%
Pennsylvania             26,492,175               5.20%             2,087               5.39%
New York                 25,573,990               5.02%             1,966               5.08%
Illinois                 21,232,423               4.17%             1,578               4.08%
Arizona                  18,570,120               3.65%             1,436               3.71%
Virginia                 18,150,915               3.56%             1,357               3.51%
Michigan                 17,712,226               3.48%             1,336               3.45%
Georgia                  17,388,962               3.42%             1,227               3.17%
New Jersey               16,919,117               3.32%             1,322               3.41%
North Carolina           13,639,168               2.68%             1,000               2.58%
Tennessee                11,432,481               2.25%               826               2.13%
Maryland                  9,533,614               1.87%               655               1.69%
Alabama                   8,945,058               1.76%               670               1.73%
Kentucky                  8,939,041               1.76%               705               1.82%
Washington                8,924,244               1.75%               730               1.89%
Nevada                    8,695,177               1.71%               657               1.70%
Missouri                  8,249,272               1.62%               635               1.64%
Indiana                   7,957,341               1.56%               607               1.57%
Massachusetts             7,553,049               1.48%               677               1.75%
Minnesota                 6,969,634               1.37%               569               1.47%
Louisiana                 6,334,396               1.24%               444               1.15%
Colorado                  5,988,682               1.18%               521               1.35%
South Carolina            5,550,986               1.09%               419               1.08%
Kansas                    5,092,445               1.00%               395               1.02%
Oklahoma                  4,882,175               0.96%               397               1.03%
Wisconsin                 4,222,888               0.83%               335               0.87%
Connecticut               3,929,365               0.77%               315               0.81%
Mississippi               3,642,725               0.72%               258               0.67%
Oregon                    3,488,496               0.69%               279               0.72%
Iowa                      3,083,974               0.61%               239               0.62%
New Mexico                3,060,450               0.60%               221               0.57%
Utah                      3,048,513               0.60%               249               0.64%
West Virginia             3,031,241               0.60%               235               0.61%
Delaware                  2,526,368               0.50%               192               0.50%
Maine                     1,817,963               0.36%               167               0.43%
Other (2)                 9,269,908               1.82%               773               2.00%
                      -------------             ------            -------             ------

TOTAL                 $ 509,175,327             100.00%            38,714             100.00%
                      -------------             ------            -------             ------

-----------------------------
(1)       Percentages may not add to 100% because of rounding.
(2)       States with principal balances less than $1,400,000.